
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                  JUNE 20, 1999

                     INTERNATIONAL INTEGRATION INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                    000-24409
                            (Commission File Number)

                                   04-3169145
                        (IRS Employer Identification No.)

                                 101 Main Street
                            CAMBRIDGE, MASSACHUSETTS
                    (Address of Principal Executive Offices)

                                      02142
                                   (Zip Code)

                                 (617) 250-2500
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On June 20, 1999, International Integration Incorporated ("i-Cube") acquired all of the outstanding shares of capital stock in Reportsent Company
Limited, a holding company, and Conduit Communications Limited, a majority-owned subsidiary of Reportsent Company Limited that specializes in digital strategy and implementation for global organizations, in a transaction accounted for under the pooling of interests method, as described in the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Financial Statements of Businesses Acquired. Not applicable.

         Pro Forma Financial Information.  Not applicable.

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

         Exhibits.

         Exhibit No.                        Description
         -----------                        -----------

         99.1                       Press release announcing i-Cube's
                                    acquisition of Conduit Communications
                                    Limited.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL INTEGRATION INCORPORATED



                                    By:  /s/ LAWRENCE P. BEGLEY
                                         ----------------------
                                         Lawrence P. Begley
                                         Executive Vice President and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

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

Exhibit No.                Description
-----------                -----------

99.1 Press release announcing i-Cube's acquisition of Conduit Communications Limited.
